UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)		80504 (Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [__]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [__]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [__]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [__]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

Applied Films Corporation previously adopted a 1997 Stock Option Plan, a Long-Term Incentive Plan, an Outside Director Stock Option Plan and a Non-Employee, Non-Director Officer & Consultant Non-Qualified Stock Option Plan. The forms of stock option agreements that implement the terms of the respective plans are attached as exhibits to this Form 8-K. Applied Films Corporation may grant stock options to employees, directors and others from time to time using one or more of these option agreements.

Section 9.      Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Form of Applied Films Corporation Incentive Stock Option Agreement under the 1997 Stock Option Plan.

10.2	Form of Applied Films Corporation Nonqualified Stock Option Agreement under the 1997 Stock Option Plan.

10.3	Form of Applied Films Corporation Nonqualified Stock Option Agreement for directors under the Long-Term Incentive Plan.

10.4	Form of Applied Films Corporation Nonqualified Stock Option Agreement under the Long-Term Incentive Plan.

10.5	Form of Applied Films Corporation Incentive Stock Option Agreement under the Long-Term Incentive Plan.

10.6	Form of Applied Films Corporation Outside Director Stock Option Agreement under the Outside Director Stock Option Plan.

10.7	Form of Applied Films Corporation Nonqualified Stock Option Agreement under the Non-Employee, Non-Director Officer & Consultant Non-Qualified Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004	APPLIED FILMS CORPORATION By /s/ Lawrence D. Firestone Lawrence D. Firestone Chief Financial Officer

EXHIBIT INDEX

10.1	Form of Applied Films Corporation Incentive Stock Option Agreement under the 1997 Stock Option Plan.

10.2	Form of Applied Films Corporation Nonqualified Stock Option Agreement under the 1997 Stock Option Plan.

10.3	Form of Applied Films Corporation Nonqualified Stock Option Agreement for directors under the Long-Term Incentive Plan.

10.4	Form of Applied Films Corporation Nonqualified Stock Option Agreement under the Long-Term Incentive Plan.

10.5	Form of Applied Films Corporation Incentive Stock Option Agreement under the Long-Term Incentive Plan.

10.6	Form of Applied Films Corporation Outside Director Stock Option Agreement under the Outside Director Stock Option Plan.

10.7	Form of Applied Films Corporation Nonqualified Stock Option Agreement under the Non-Employee, Non-Director Officer & Consultant Non-Qualified Stock Option Plan.